                                                                    EXHIBIT 10.5

                             STOCK PLEDGE AGREEMENT

                  PLEDGE AGREEMENT dated as of December 17, 2003 made by LIN TV CORP., a Delaware corporation (the "Pledgor"), in favor of JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") parties to the Amended and Restated Credit Agreement, dated as of February 7, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LIN HOLDINGS CORP., a Delaware Corporation ("Holdings"), LIN TELEVISION CORPORATION, a Delaware corporation (the "Issuer"), TELEVICENTRO OF PUERTO RICO LLC (the "Permitted Borrower"), the Lenders, the Administrative Agent, as Issuer (as defined in the Credit Agreement) and as Swingline Lender (as defined in the Credit Agreement), THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK and MORGAN STANLEY SENIOR FUNDING, as Co-Documentation Agents (as defined in the Credit Agreement), and J.P. MORGAN SECURITIES INC. and DEUTSCHE BANK SECURITIES INC., as Joint Lead Arrangers (as defined in the Credit Agreement).

                              W I T N E S S E T H :

                  WHEREAS, the Pledgor has executed and delivered the Guarantee dated as of May 7, 2003 the ("Parent Guarantee") pursuant to which, subject to the terms and conditions thereof, the Pledgor has guaranteed to the Administrative Agent and the Lenders the punctual payment and performance of all amounts and other obligations owing by the Issuer and the Permitted Borrower pursuant to the Credit Agreement;

                  WHEREAS, Holdings, the Issuer, the Permitted Borrower, the Required Lenders (as defined in the Credit Agreement), the Administrative Agent, Issuing Lender, Swingline Lender, Co-Documentation Agents, Syndication Agent and Joint Lead Arrangers are parties to an Amendment, Assumption and Waiver dated as October 21, 2003, to the Credit Agreement (the "Amendment");

                  WHEREAS, Holdings has filed a certificate of ownership and merger with the Secretary of State of Delaware whereby Holdings has merged with and into the Issuer, with the Issuer being the surviving entity (the "2003 Corporate Restructuring");

                  WHEREAS, as a result of the 2003 Corporate Restructuring, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Issuer;

                  WHEREAS, the Required Lenders and the Administrative Agent have consented to the 2003 Corporate Restructuring, but only on the terms contained in the Amendment; and

                  WHEREAS, it is a condition under the Amendment that the Pledgor shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders;

                  NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Secured Parties to enter into the Amendment, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

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                                                                               2

                  1. Defined Terms. Unless otherwise defined herein, terms that are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

                  "Collateral": the Pledged Stock and all Proceeds thereof.

                  "Guarantee Obligations": all indebtedness, obligations and liabilities of the Pledgor under the Parent Guarantee, including, without limitation, all guarantee obligations in respect of the unpaid principal of and interest on the Loans, the Reimbursement Obligations and all other Obligations of the Issuer and the Permitted Borrower to the Administrative Agent, the Swingline Lender, the Issuing Lender or to any Lender (or, in the case of Interest Rate Protection Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Notes, any other Loan Documents, the Letters of Credit, any Interest Rate Protection Agreement entered into with any counterparty thereto who was a Lender (or any affiliate of any Lender) at the time such Interest Rate Protection Agreement was entered into or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent, to the Swingline Lender, to the Issuing Lender or to any Lender that are required to be paid by the Issuer or the Permitted Borrower pursuant to the Credit Agreement) or otherwise.

                  "Pledge Agreement": this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Pledged Stock": all of the shares of capital stock of the Issuer listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer to the Pledgor while this Pledge Agreement is in effect.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock and any and all collections on the foregoing or distributions with respect to the foregoing.

                  "Secured Parties": (i) the Lenders, (ii) the Administrative Agent, (iii) the Syndication Agent, (iv) the Co-Documentation Agents, (v) the Issuing Lender, (iv) each counterparty to an Interest Rate Protection Agreement entered into with the Issuer or Permitted Borrower if such counterparty was a Lender at the time the Interest Rate Protection Agreement was entered into,
(vii) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (viii) the successors and assigns of each of the foregoing.

                  2. Pledge; Grant of Security Interest. The Pledgor hereby pledges to the Administrative Agent, for the ratable benefit of the Secured Parties, all of the Pledgor's right, title and interest in the Pledged Stock, and hereby transfers and grants to the Administrative

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                                                                              3

Agent, for the ratable benefit of the Secured Parties, a first security interest in all of the Pledgor's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantee Obligations.

                  3. Stock Powers; Endorsements. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

                  4. Representations and Warranties. The Pledgor represents and warrants that:

                  (a) the shares of Pledged Stock listed on Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of the Issuer;

                  (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (c) the Pledgor is the record and beneficial owner of, and has good title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

                  (d) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock together with any stock power or endorsement required hereunder, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-315 of the Code), enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  5. Covenants. The Pledgor covenants and agrees with the Administrative Agent and the Lenders, that, from and after the date of this Pledge Agreement until the Guarantee Obligations are paid in full and the Commitments are terminated:

                  (a) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), promissory note or other instrument, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent and the Secured Parties, hold the same in trust for the Administrative Agent and the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power or endorsement, as appropriate, covering such certificate, note or instrument duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Guarantee Obligations. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Guarantee Obligations.

                  (b) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent and the Secured Parties in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  6. Cash Dividends; Voting Rights; Interest Payments. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall (unless such Event of Default is an Event of Default specified in subsection 8(f) of the Credit Agreement, in which case no such notice need be given) have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to paragraph 7 below, the Pledgor shall be permitted to receive all cash dividends paid to the extent permitted in the Credit Agreement in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement or any of the other Credit Documents.

                  7. Rights of the Lenders and the Administrative Agent. (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall (unless such Event of Default is an Event of Default specified in subsection 8(f) of the Credit Agreement, in which case no such notice need be given) give notice of its intent to exercise its rights hereunder to the Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Guarantee Obligations in accordance with paragraph 8 hereof, and
(ii) all shares of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Administrative Agent and the Secured Parties hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Secured Party of any right or remedy against the Issuer or against any other Person which may be or become liable in respect of all or any part of the Guarantee Obligations or the Obligations or against any collateral security therefor, guarantee therefor or right of set-off with respect thereto. Neither the Administrative Agent nor any Secured Party shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, except to the extent that such failure constitutes gross negligence or willful misconduct, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  8. Remedies. If an event of Default shall occur and be continuing and the Administrative Agent shall (unless such Event of Default is an Event of Default specified in Subsection 8(f) of the Credit Agreement in which case no such notice need be given) give notice of its intent to exercise its rights hereunder to the Pledgor, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Guarantee Obligations or the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without

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                                                                               6

demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Issuer, or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange or broker's board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall hold any Proceeds hereunder for the benefit of the Secured Parties as collateral security for the Guarantee Obligations (whether matured or unmatured), and/or the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, may then or at any time thereafter, in the sole discretion of the Administrative Agent, be applied by the Administrative Agent against the Guarantee Obligations then due and owing in the following order of priority:

                  FIRST, to the payment of all reasonable costs and expenses of every kind incurred by the Administrative Agent in connection with this Pledge Agreement, any other Credit Document or any of the Guarantee Obligations, including, without limitation, (i) all costs incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Secured Parties hereunder, (ii) court costs, (iii) the reasonable fees and disbursements of legal counsel and agents to the Administrative Agent, (iv) any other reasonable costs or expenses incurred in connection with the exercise by the Administrative Agent of any right or remedy under this Pledge Agreement or any other Credit Document and
         (v) without duplication, any amounts which are required by any provision of law, including, without limitation, Section 9-615(a)(3) of the Code, to be paid by the Administrative Agent;

                  SECOND, to the payment of all other Guarantee Obligations (the amounts so applied to be distributed pro rate among the Secured Parties pro rata in accordance with the amounts of the Guarantee Obligations owed to them on the date of any such distribution; and

                  THIRD, to the Pledgor or its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  9. Registration Rights; Private Sales. (b) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to paragraph 8 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the Issuer to (i) execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

                  (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                  10. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent nor any Lender nor their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so (except to the extent the same constitutes gross negligence or willful misconduct) or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

                  11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  12. Counterparts. This Pledge Agreement may be executed on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Pledge Agreement shall be lodged with the Administrative Agent.

                  13. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  14. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  15. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to this paragraph 15) be deemed to have waived any right or remedy hereunder. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  16. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent, provided that any provision of this Pledge Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND

INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  17. Notices. Notices by the Administrative Agent to the Pledgor or the Issuer may be given by mail, by telex or by facsimile transmission, addressed or transmitted to LIN TV Corp., c/o LIN Television Corporation, 1 Richmond Square, Suite 230E, Providence, Rhode Island 02906,
Attention: Deborah R. Jacobson, Telecopy: 401-454-0089, in the case of the Pledgor, and such address or transmission number set forth in subsection 10.2 of the Credit Agreement, in the case of the Issuer, and shall be effective (a) in the case of mail, three Business Days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when received. The Pledgor and the Issuer may change their respective addresses and transmission numbers by written notice to the Administrative Agent.

                  18. Irrevocable Authorization and Instruction to Issuer. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

                  19. Authority of Administrative Agent. The Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  20. Release. At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Pledge Agreement and all obligations (other than these expressly slated to survive such termination) of the Administrative Agent and the Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgor. At the request and sole expense of the Pledgor following any such termination, the Administrative Agent shall deliver to the Pledgor any Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Grantor shall reasonably request to evidence such termination.

                  IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                              LIN TV CORP.

                              By: /s/ Deborah R. Jacobson
                                  Name: Deborah R. Jacobson
                                  Title: Vice President -- Corporate Development
                                           & Treasurer

Accepted and Agreed:
JPMORGAN CHASE BANK

By: /s/ Tracey Navin Ewing
      Name: Tracey Navin Ewing
      Title:  Vice President

                           ACKNOWLEDGEMENT AND CONSENT

                  The Issuer referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement. The Issuer further agrees that the terms of paragraph 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Pledge Agreement.

                                  LIN TELEVISION CORPORATION

                                  By: /s/ Deborah R. Jacobson
                                      Name: Deborah R. Jacobson
                                      Title:  Vice President -- Corporate
                                      Development & Treasurer

                                                                      SCHEDULE I
                                                                       To Parent
                                                                Pledge Agreement

                          DESCRIPTION OF PLEDGED STOCK

                                                                                                       Percentage
                                                                       Stock                               of
                                                    Class of        Certificate        No. of           Issued
         Issuer                                      Stock               No.           Shares            Shares
         ------                                      -----               ---           ------            ------
LIN Television Corporation                           Common              3              1,000             100%